SUPPLEMENT DATED JANUARY 31, 2011
to

PROSPECTUSES DATED MAY 1, 2007
FOR MFS REGATTA CHOICE II AND MFS REGATTA FLEX II

PROSPECTUSES DATED APRIL 11, 2006, AS SUPPLEMENTED DECEMBER 29, 2006,
AND PROSEPCTUSES DATED MAY 1, 2006
FOR SUN LIFE FINANCIAL MASTERS IV AND SUN LIFE FINANCIAL MASTERS VII

AND PROSPECTUSES DATED MAY 1, 2006
FOR FUTURITY SELECT FOUR PLUS, FUTURITY SELECT INCENTIVE,
FUTURITY SELECT FREEDOM, FUTURITY SELECT SEVEN,
COLUMBIA ALL-STAR, COLUMBIA ALL-STAR EXTRA,
COLUMBIA ALL-STAR FREEDOM, AND COLUMBIA ALL-STAR TRADITIONS

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement describes certain changes we are making in the investment options available under the Contracts covered by the above-listed prospectuses. All capitalized terms used in this Supplement have the same meaning as defined in the Prospectuses.

No New Guarantee Periods for New Allocations

Effective immediately, the Company will no longer make any Guarantee Periods available under the Contracts for new allocations, except as discussed below under “Use of Guarantee Periods in Connection With Dollar-Cost Averaging.”  No new allocation of money may, therefore, be invested in or transferred to any Guarantee Periods.  This applies to all Contracts, whether issued before or after the date of this Supplement.

Under this change, no Guarantee Periods will be available to new allocations from any source, including: subsequent Purchase Payments; transfers of Account Value into a Guarantee Period from any other Guarantee Period or Sub-Account; renewals at the end of an existing Guarantee Period; and any other new allocation of money.

Any of your Account Value that is currently being held in a Guarantee Period will not be affected by this change. At the end of that Guarantee Period, we will automatically transfer all of your Account Value remaining therein to the Money Market Sub-Account, if you have not by that time requested that we transfer all of such amounts to any other Sub-Account(s).

Although we have the discretion to once again make new Guarantee Periods available for new allocations, we do not have any current intention to do so, except as noted below.

Use of Guarantee Periods in Connection With Dollar-Cost Averaging

We are continuing to permit new Purchase Payments to be allocated to 6-month and 12-month Guarantee Periods from which automatic periodic transfers can be made pursuant to our dollar-cost averaging program.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

MVA closings 1/2011